Share Class & Ticker	Class A	Institutional Class	Class P	Summary Prospectus February 1, 2020
	ASTHX	ASTKX	ASTJX	(as revised August 25, 2020)

AllianzGI Short Term Bond Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by signing up for e-Delivery. If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi.com/documents. You can also get this information at no cost by calling 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated February 1, 2020, as further revised or supplemented from time to time.

*

Effective on or about December 17, 2020, the AllianzGI Short Term Bond Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of December 10, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

Investment Objective

The Fund seeks capital preservation, followed by liquidity and positive total return.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of the Class P shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	2.25%	0.50%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.30%	0.25%	2.26%	2.81%	(2.17)%	0.64%
Institutional	0.30	None	2.08	2.38	(1.99)	0.39
Class P	0.30	None	21.80	22.10	(21.61)	0.49

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.64% for Class A shares, 0.39% for Institutional Class shares and 0.49% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$289	$658	$1,283	$2,969	$289	$658	$1,283	$2,969
Institutional	40	345	894	2,397	40	345	894	2,397
Class P	50	2,310	5,657	10,132	50	2,310	5,657	10,132

AllianzGI Short Term Bond Fund

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2019 was 46% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The Fund’s portfolio will normally have a dollar-weighted average maturity of 3 years or less. The Fund generally invests in corporate debt securities of U.S. issuers and corporate debt securities of non-U.S. issuers that are denominated in U.S. dollars; mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities; securities guaranteed by the U.S. government, its agencies and instrumentalities; and inflation-linked investments, such as Treasury Inflation Protected Securities.

The Fund may invest up to 35% of its net assets in securities rated below investment grade or unrated and determined to be of similar quality (sometimes referred to as “high-yield securities” or “junk bonds”).

The portfolio managers employ a conservative investment approach with an emphasis on capital preservation, followed by liquidity and positive total return. By focusing on higher quality issues, the investment team seeks to control credit risk and minimize downside volatility.

The investment team seeks to identify segments of the fixed income market that have a positive outlook, tending to favor less-cyclical industries with more predictable, consistent income streams. This step of the investment process narrows the pool of potential investment candidates. The Fund’s allocations to different types of securities will vary and will generally be intended to reflect the market segments that offer the strongest mix of expected risk-adjusted return.

The portfolio managers apply a disciplined investment approach, making use of bottom-up fundamental research, to construct a portfolio for investment. The team’s fundamental research process may include: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel, supply chain analysis, among other scoring criteria. In selecting specific debt instruments for investment, the portfolio managers will look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the market. The portfolio managers seek to construct a portfolio with lower volatility through the Fund’s approach to duration and credit quality.

The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not intend to make extensive use of derivatives, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies described above for temporary defensive purposes. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order):

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  To the extent the Fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  To the extent the Fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Summary Prospectus

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2019–03/31/2019	2.47%
Lowest 10/01/2019–12/31/2019	1.05%

Average Annual Total Returns (for periods ended 12/31/19)

	1 Year	Fund Inception (8/23/18)
Class A — Before Taxes	4.00%	3.25%
Class A — After Taxes on Distributions	2.43%	1.72%
Class A — After Taxes on Distributions and Sale of Fund Shares	2.35%	1.82%
Institutional Class — Before Taxes	6.65%	5.27%
Class P — Before Taxes	6.52%	5.15%
Bloomberg Barclays U.S. Gov/Credit 1-3 Yr Index (TR) (reflects no deduction for fees, expenses or taxes)	4.03%	3.82%
Lipper Short Investment Grade Debt Fund Average	4.46%	3.65%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund

Investment Manager

Allianz Global Investors U.S. LLC

Portfolio Managers

James Dudnick, CFA, portfolio manager and director, has managed the Fund since its inception in 2018.

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO US Income & Growth Strategies, has managed the Fund since its inception in 2018.

Steven Gish, CFA, portfolio manager and director, has managed the Fund since its inception in 2018.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Login” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and

Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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